                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18U.S.C. 1350)

         The undersigned executive officer of Staten Island Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the three and nine months ended September 30, 2002 fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                   /s/ EDWARD KLINGELE
                                   ------------------------------
                                   Name: Edward Klingele
                                   Title: Sr. Vice President and
                                          Chief Financial Officer

Date: November 14, 2002